EXHIBIT 99.1

Volkswagen Auto Loan Enchanced Trust 2003-2
MONTHLY SERVICER CERTIFICATE
For the collection period ended 1-29-2005 Data Current as of 02/17/2005 11:56:12 AM						PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				2/17/2005

2	Payment Date				2/22/2005

3	Collection Period			12/27/2004	1/29/2005	34

4	Monthly Interest Period - Actual/360			1/20/2005	2/21/2005	33

5	Monthly Interest - 30/360					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	269,000,000.00	—	—	—	—
7	Class A-2 Notes	345,000,000.00	149,680,100.80	34,815,738.02	114,864,362.78	0.3329402
8	Class A-3 Notes	368,000,000.00	368,000,000.00	—	368,000,000.00	1.0000000
9	Class A-4 Notes	279,315,000.00	279,315,000.00	—	279,315,000.00	1.0000000
10	Class B Notes	29,033,164.85	29,033,164.85	—	29,033,164.85	1.0000000

11	Total Securities	$1,290,348,164.00	$826,028,265.65	$34,815,738.02	$791,212,527.63

12	Net Pool Balance	$1,354,290,044.71	$861,862,470.85		$825,447,537.04

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	1.1456%	—	—	—	—
14	Class A-2 Notes	1.5500%	193,336.80	1.2916667	35,009,074.82	233.8926459
15	Class A-3 Notes	2.2700%	696,133.33	1.8916667	696,133.33	1.8916667
16	Class A-4 Notes	2.9400%	684,321.75	2.4500000	684,321.75	2.4500000

	Total Securities		1,573,791.88		36,389,529.90

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received					24,056,918.47
18	Scheduled Interest Payments Received					2,669,803.03
19	Prepayments of Principal Received					201,243.17
20	Liquidation Proceeds					11,589,415.47
21	Recoveries Received					206,287.90
22	Other Payments Received to Reduce Principal					—

23	Subtotal: Total Collections					38,723,668.04

24	Repurchase Payments					—
25	Reserve Account Excess Amount (Item 85)					16,979.34

26	Total Available Funds, prior to Servicer Advances					38,740,647.38

27	Servicer Advance (Item 68)					—

28	Total Available Funds + Servicer Advance					38,740,647.38

29	Reserve Account Draw Amount (Item 71)					—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount					38,740,647.38

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)					—
32	Servicing Fees (Item 38)					688,356.89
33	Class A Noteholder Interest (Item 47)					1,573,791.88
34	Principal Distribution Amount (Item 72)					34,815,738.02
35	Amount Paid to Reserve Account to Reach Specified Balance					—
36	Other Amounts Paid to Trustees					—

37	Remaining Funds to Certificateholder					1,662,760.59

Volkswagen Auto Loan Enhanced Trust 2003-2 MONTHLY SERVICER CERTIFICATE For the collection period ended 1-29-2005 Data Current as of 02/17/2005 11:56:12 AM	PAGE 2

	Distribution Detail:	Due	Shortfall	Paid

38	Servicing Fees	688,356.89	—	688,356.89

	Pro rata:
39	Class A-1 Interest	—	—	—
40	Class A-2 Interest	193,336,80	—	193,336,80
41	Class A-3 Interest	696,133.33	—	696,133.33
42	Class A-4 Interest	684,321.75	—	684,321.75
43	Class A-1 Interest Carryover Shortfall	—	—	—
44	Class A-2 Interest Carryover Shortfall	—	—	—
45	Class A-3 Interest Carryover Shortfall	—	—	—
46	Class A-4 Interest Carryover Shortfall	—	—	—

47	Class A Noteholder Interest	1,573,791.88	—	1,573,791.88

E	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance - All Classes			826,028,265.65
49	Beginning Net Pool Balance		861,862,470.85
50	Receipts of Scheduled Principal		(24,056,918.47)
51	Receipts of Prepaid Principal		(201,243.17)
52	Liquidation Proceeds		(11,589,415.47)
53	Other Collections of Principal		—
54	Principal Amount of Repurchases		—
55	Principal Amount of Defaulted and Terminated Receivables		(567,356.70)

56	Ending Net Pool Balance		825,447,537.04
57	Yield Supplement Overcollateralization Amount		34,235,009.41

58	Adjusted Pool Balance		791,212,527.63
59	Less: Adjusted Pool Balance - End of Collection Period			791,212,527.63

60	Calculated Principal Distribution Amount			34,815,738.02

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)			38,740,647.38
62	Less: Prior Advance Reimbursement (Item 31)			—
63	Less: Servicing Fees Paid (Item 32)			688,356.89
64	Less: Interest Paid to Noteholders (Item 33)			1,573,791.88
65	Less: Calculated Principal Distribution (Item 60)			34,815,738.02

66	Equals: Remaining Available Funds before Servicer Advance			1,662,760.59
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)			N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)			—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)			1,662,760.59
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)			—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)			—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)			34,815,738.02

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance			—
74	Less: Prior Advance Reimbursement			—
75	Plus: Additional Payment Advances for Current Period			—

76	Ending Balance of Payment Advance			—

Volkswagen Auto Loan Enhanced Trust 2003-2
MONTHLY SERVICER CERTIFICATE
For the collection period ended 1-29-2005 Data Current as of 02/17/2005 11:56:12 AM	PAGE 3

F	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance			9,677,611.24
78	Initial Reserve Account Balance			6,451,740.82
79	Beginning Reserve Account Balance			9,677,611.24
80	Plus: Net Investment Income for the Collection Period			16,979.34

81	Subtotal: Reserve Fund Available for Distribution			9,694,590.58
82	Plus: Deposit of Excess Available Funds (Item 35)			—
83	Less: Reserve Account Draw Amount (Item 71)			—

84	Subtotal Reserve Account Balance			9,694,590.58
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)			16,979.34

86	Equals: Ending Reserve Account Balance			9,677,611.24

87	Change in Reserve Account Balance from Immediately Preceding Payment Date			—

G	POOL STATISTICS

	Collateral Pool Balance Data:		Initial	Current

88	Net Pool Balance		1,354,290,045	825,447,537
89	Number of Current Contracts		68,917	58,074
90	Weighted Average Loan Rate		3.27%	3.17%
91	Average Remaining Term		56.1	40.6
92	Average Original Term		58.3	58.9

	Net Credit Loss and Repossession Activity:		Units	Outstanding Principal Balance

93	Aggregate Outstanding Principal Balance of Charged Off Receivables		34	567,357
94	Liquidation Proceeds on Related Vehicles			—
95	Recoveries Received on Receivables Previously Charged Off			206,288

96	Net Principal Losses for Current Collection Period		34	361,069

97	Beginning Net Principal Losses		379	1,967,657
98	Net Principal Losses for Current Collection Period		34	361,069

99	Cumulative Net Principal Losses		413	2,328,725

	Delinquencies Aging Profile - End of Period:	Percentage	Units	Outstanding Principal Balance

100	Current	99.51%	57,791	821,193,586
101	31 - 60 Days Delinquent	0.46%	269	4,050,718
102	61 - 90 Days Delinquent	0.02%	14	203,233

103	Total	100.00%	58,074	825,447,537